SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.   20549


                          FORM  8-K


                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     October 12, 1995

Commission        Registrant, State of Incorporation,      I.R.S. Employer
File Number         Address and Telephone Number          Identification No.


1-1443            Central and South West Corporation           51-0007707
                  (A Delaware Corporation)
                  1616 Woodall Rodgers Freeway
                  Dallas, TX 75202-1234
                  (214) 777-1000















Item 5.  Other Events.

     On October 12, 1995, Texas Energy Partners plc, a public limited company organized in the United Kingdom which is owned (indirectly through wholly owned subsidiaries) 50% by Central and South West Corporation and 50% by Houston Industries Incorporated, announced that, following North West Water plc's further revised offer for NORWEB plc, a public limited company incorporated in the United Kingdom (NORWEB), it has received permission from the British Takeover Panel not to proceed with its pending tender offer for NORWEB.





SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                           CENTRAL AND SOUTH WEST CORPORATION


Date:  October 17, 1995

                           By:   Wendy G. Hargus
                                 Wendy G. Hargus
                                   Controller